099 SA-1 04/14

SUPPLEMENT DATED APRIL 1, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 1, 2013

OF

FRANKLIN TEMPLETON GLOBAL ALLOCATION FUND

(Franklin Templeton International Trust)

The Statement of Additional Information is amended as follows:

I.  The “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Derivative instruments – Regulation under the Commodity Exchange Act” section on page 13 is replaced with the following:

Regulation under the Commodity Exchange Act. The investment manager is registered as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the investment manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the investment manager as the Fund’s CPO, the investment manager’s compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the investment manager’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The investment manager is also registered as a “commodity trading adviser” (CTA), but relies on an exemption with respect to the Fund from CTA regulations available for a CTA that also serves as the Fund’s CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, its prospectus or this SAI.

II.  The first paragraph of the “Proxy Voting Policies and Procedures” section on page 57 is replaced with the following:

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Alternative Strategies Advisers, LLC, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

III.  The first paragraph of the “Management and Other Services” section on page 60 is replaced with the following:

Investment manager and services provided  Effective April 1, 2014, the Fund's investment manager is Franklin Alternative Strategies Advisers, LLC (FASA). Prior to April 1, 2014, Franklin Advisers, Inc. (Advisers) was the Fund’s investment manager. The investment manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources. References throughout the remainder of this SAI relating to information regarding the “investment manager” for periods prior to April 1, 2014 refer to Advisers.

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IV.  The fifth paragraph of the “Management and Other Services” section on page 60 is replaced with the following:

The Fund's sub-advisors are Franklin Advisers, Inc. (Advisers), Franklin Mutual Advisers, LLC (Franklin Mutual), Franklin Templeton Institutional, LLC (FT Institutional), Franklin Templeton Investment Management Limited (FTIML), Templeton Asset Management Ltd. (Asset Management) and Templeton Global Advisors Limited (Global Advisors). The investment manager conducts its own investment research and related services with respect to the tactical allocation portion of the Fund. The sub-advisors each have an agreement with the investment manager and provide the investment manager with investment management advice and assistance. The sub-advisors' activities are subject to the board's review and control, as well as the investment manager's instruction and supervision.

V.  The current heading “Conflicts.” of the “Management and Other Services – Portfolio Managers - Conflicts” section beginning on page 61 is revised to “Sub-Advisor Conflicts.”

VI.  The “Management and Other Services – Portfolio Managers” section beginning on page 61 is amended to add the following:

FASA

Conflicts.   Potential conflicts of interest may arise when the Fund's portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts. The investment manager has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment manager and the individuals that it employs. There is no guarantee, however, that these policies and procedures will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of limited time and attention   A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of limited investment opportunities   If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

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Pursuit of differing strategies   At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of brokers/dealers   Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in compensation   A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment manager's advisory fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees; or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation.   FASA seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

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Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by FASA. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of FASA and/or other officers of FASA, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Please keep this supplement with your statement of additional information for future reference.

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